Exhibit 10.2






                                AMENDMENT NO. 1
                         DATED AS OF OCTOBER 28, 1999


                                      TO


                         SOLD SUBI SUPPLEMENT 1999-1A
                        TO ORIGINATION TRUST AGREEMENT



                                     AMONG


                              RAVEN FUNDING LLC,
                      AS SETTLOR AND INITIAL BENEFICIARY,


                     PHH VEHICLE MANAGEMENT SERVICES LLC,
                         AS UTI TRUSTEE AND SERVICER,

                                      AND

                          WILMINGTON TRUST COMPANY,
                     AS DELAWARE TRUSTEE AND SUBI TRUSTEE


                           DATED AS OF JUNE 30, 1999

          AMENDMENT, dated as of October 28, 1999 ("Amendment"), to SOLD SUBI SUPPLEMENT 1999-1A TO ORIGINATION TRUST AGREEMENT, dated as of June 30, 1999, among Raven Funding LLC, a special purpose limited liability company established under the laws of Delaware ("SPV"), as Settlor and Initial Beneficiary, PHH Vehicle Management Services LLC, a limited liability company established under the laws of Delaware ("VMS"), as UTI Trustee and Servicer, and Wilmington Trust Company, as Delaware Trustee and SUBI Trustee, (the "Trustee").

                             W I T N E S S E T H:

          WHEREAS, the SPV, VMS and the Trustee are parties to a Sold SUBI Supplement 1999-1A to Origination Trust Agreement, dated as of June 30, 1999 (the "Lease SUBI Supplement");

          WHEREAS, the SPV, VMS and the Trustee desire to amend certain terms of the Lease SUBI Supplement; and

          WHEREAS, the SPV, VMS and the Trustee have duly authorized the execution and delivery of this Amendment.

          NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Lease SUBI Supplement be amended and supplemented as follows:

SECTION 1: CERTAIN DEFINED TERMS

          Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Lease SUBI Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

SECTION 2: AMENDMENT TO SECTION 11.2(d)(i) OF LEASE SUBI SUPPLEMENT

          Section 11.2(d)(i) is hereby replaced in its entirety by the following new Section 11.2(d)(i):

                          "In the case of an identification and allocation of
                 a Paid-In Advance Vehicle pursuant to Section 11.2(a), the Initial Beneficiary shall have delivered to the UTI Trustee and the SUBI Trustee, with a copy to the Indenture Trustee, the Assignment Agreement with respect to such Paid-In Advance Vehicle;"

SECTION 3:  AMENDMENT TO SECTION 11.2 OF LEASE SUBI SUPPLEMENT

          A new subsection shall be inserted following subsection (d) to Section 11.2 as follows:

         "(e) Initial Beneficiary hereby directs the UTI Trustee to identify on the books and records of the Origination Trust, and allocate exclusively to the 1999-1A Sold SUBI Portfolio as additional 1991-1A Sold SUBI Assets, the Master Lease Agreements listed on Schedule A hereto (each of which is an Additional Equipment Asset), all Leases entered into under those Master Lease Agreements as of the date hereof, all Leased Vehicles subject to those Leases and all Paid-In Advance Vehicles relating to those Master Lease Agreements; and all other Trust Assets to the extent related thereto, including without limitation, the Initial Beneficiary's rights under the Additional Equipment Assets Contribution Agreement and the Additional Equipment Assets Sale Agreement (other than Trust Assets described in clause (h) of the definition thereof.) In connection with such allocation, the UTI Trustee shall amend
Schedule I hereto to add each such Master Lease Agreement listed on Schedule A and the related Trust Assets. As a condition to such identification and allocation, the Servicer shall have delivered to the SPV, the Issuer and the Indenture Trustee a certification as of October 28, 1999 of an Authorized Officer with respect to such Master Lease Agreement and Leases substantially to the effect set forth in Exhibit D."

SECTION 4:  MISCELLANEOUS

          Section 4.1      Duplicate Originals.

          The parties may sign any number of copies of this Amendment. One signed copy is enough to prove this Amendment.

          Section 4.2      Ratification and Effect.

          The Lease SUBI Supplement, as amended and supplemented by this Amendment No. 1, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

          Section 4.3      GOVERNING LAW. THIS AMENDMENT AND THE
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.

          Section 4.4      Headings.  The various headings in this
Amendment are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Amendment.

          Section 4.5      Counterparts.  This Amendment may be
executed in two or more counterparts, and by different parties on separate

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

counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 4.6 Severability of Provisions. If any one or more of the covenants, agreement, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

          IN WITNESS WHEREOF, the SPV, VMS and the Trustee have caused this Amendment No. 1 to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                      RAVEN FUNDING LLC


                                      By: /s/ Bernard J. Angelo
                                          -----------------------------
                                      Name:  Bernard J. Angelo
                                      Title:  Manager


                                      PHH VEHICLE MANAGEMENT SERVICES LLC


                                      By: /s/ Gerard Kennell
                                          -----------------------------
                                      Name:
                                      Title:


                                      WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as
                                      Delaware Trustee and SUBI Trustee

                                      By: /s/ Robert P. Hines Jr.
                                          ------------------------------
                                      Name:  Robert P. Hines Jr.
                                      Title:  Financial Services Officer

                                                                     EXHIBIT D


                         FORM OF SERVICER CERTIFICATE

         In connection with Raven Funding LLC's ("SPV") contribution of certain of the Trust Assets to the Origination Trust pursuant to the Additional Equipment Assets Contribution Agreement and the allocation of the Trust Assets to the 1999-1A SUBI on October 28, 1999 (the "Additional Equipment Asset Closing Date"), the undersigned, in my capacity as a duly elected Authorized Officer of PHH Vehicle Management Services LLC, as servicer (the "Servicer") under the Sold SUBI Supplement 1999-1 to Servicing Agreement, dated as of June 30, 1999 (the "Sold SUBI Servicing Supplement"), among D.L. Peterson Trust, a Delaware trust company, as SUBI Trustee, SPV and the Servicer, as amended and supplemented from time to time, does hereby certify, on behalf of the Servicer that:

                 (a) All of the Master Lease Agreements identified and allocated to the 1999-1A SUBI on the date hereof are Eligible Master Leases as of the date hereof and all of the Leases under such Master Lease Agreements to be included in the Aggregate Lease Balance as of the date hereof are Eligible Leases as of the date hereof; and

                 (b) No Transfer Termination Event has occurred and is continuing.

         This certificate is delivered to you pursuant to Section 7.15(a) of the Sold SUBI Servicing Supplement and Section 11.2(d) of the 1999-1A Sold SUBI Supplement.

         Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Sold SUBI Servicing Supplement.

         IN WITNESS WHEREOF, I have hereunto signed my name as of this ___ day of _______, _____ on behalf of the Servicer, in my capacity as an Authorized Officer thereof.


                                       PHH VEHICLE MANAGEMENT SERVICES
                                       LLC, as Servicer


                                       By:
                                          -----------------------------
                                           Name:
                                           Title:

                                                                  Exhibit 10.2









                              D.L. PETERSON TRUST


                         SOLD SUBI SUPPLEMENT 1999-1A
                        TO ORIGINATION TRUST AGREEMENT

                                     among

                              RAVEN FUNDING LLC,
                      as Settlor and Initial Beneficiary

                     PHH VEHICLE MANAGEMENT SERVICES LLC,
                          as UTI Trustee and Servicer

                                      and

                           WILMINGTON TRUST COMPANY,
                     as Delaware Trustee and SUBI Trustee


                           Dated as of June 30, 1999

                               TABLE OF CONTENTS

                                                                           Page
                 PART X DEFINITIONS; THIRD-PARTY BENEFICIARIES . . . . . . .  5

     Section 10.1   Definitions  . . . . . . . . . . . . . . . . . . . . . .  5
     Section 10.2.  Rights in Respect of 1999-1A Sold SUBI . . . . . . . . .  5

                   PART XI CREATION OF THE 1999-1A SOLD SUBI . . . . . . . .  5

     Section 11.1.  Initial Creation of 1999-1A Sold SUBI Portfolio and
                       1999-1A Sold SUBI  . . . . . . . . . . . . . . . . . . 5
     Section 11.2.  Subsequent Additions to the 1999-1A Sold SUBI Portfolio . 6
     Section 11.3.  Issuance and Form of the 1999-1A Sold SUBI Certificate  . 8
     Section 11.4.  Filings; Termination of 1999-1A Sold SUBI; Related
                       Matters  . . . . . . . . . . . . . . . . . . . . . . . 8
     Section 11.5.  Acceptance by SUBI Trustee  . . . . . . . . . . . . . . . 9
     Section 11.6.  Representations and Warranties of the SUBI Trustee  . . . 9
     Section 11.7.  Merger and Consolidation of Origination Trustees. . . . .10

                  PART XII ORIGINATION TRUST FEES AND EXPENSES. . . . . . . .10

     Section 12.1.  Origination Trust Fees and Expenses . . . . . . . . . . .10

                 PART XIII ASSIGNMENT OF THE 1999-1A SOLD SUBI  . . . . . . .11

     Section 13.1.  Assignment. . . . . . . . . . . . . . . . . . . . . . . .11

                       PART XIV MISCELLANEOUS PROVISIONS  . . . . . . . . . .11

     Section 14.1.  Amendment, Etc. . . . . . . . . . . . . . . . . . . . . .11
     Section 14.2.  Governing Law . . . . . . . . . . . . . . . . . . . . . .12
     Section 14.3.  Notices . . . . . . . . . . . . . . . . . . . . . . . . .12
     Section 14.4.  Severability of Provisions  . . . . . . . . . . . . . . .13
     Section 14.5.  Effect of 1999-1A Sold SUBI Supplement on
                       Origination Trust Agreement and Transaction
                       Documents  . . . . . . . . . . . . . . . . . . . . . .13
     Section 14.6.  Series Liability. . . . . . . . . . . . . . . . . . . . .14
     Section 14.7.  No Petition: Release of Claims. . . . . . . . . . . . . .15

Schedule I - Description of  1999-1A SUBI Assets
Exhibit A - Form of  1999-1A Sold SUBI Certificate
Exhibit B - Form of Assignment Agreement
Exhibit C - Form of Officer's Certificate





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

                         SOLD SUBI SUPPLEMENT 1999-1A
                        TO ORIGINATION TRUST AGREEMENT


          THIS SOLD SUBI SUPPLEMENT 1999-1A TO ORIGINATION TRUST AGREEMENT (the "1999-1A Sold SUBI Supplement") is dated and effective as of June 30, 1999, among RAVEN FUNDING LLC ("SPV" or, in its capacity as settlor, the "Settlor", or in its capacity as initial beneficiary, the "Initial Beneficiary"), PHH VEHICLE MANAGEMENT SERVICES LLC, a Delaware limited liability company ("VMS"), as UTI Trustee (in such capacity, together with any successor or permitted assign, the "UTI Trustee") and as Servicer (in such capacity, together with any successor or permitted assign, the "Servicer") and WILMINGTON TRUST COMPANY, as Delaware Trustee (in such capacity, together with any successor or permitted assign, the "Delaware Trustee"), and as trustee with respect to the 1999-1A Sold SUBI (in such capacity, together with any successor or permitted assign, the "SUBI Trustee"; together with the UTI Trustee and the Delaware Trustee, the "Origination Trustees").


                                   RECITALS


          A. The Settlor, the UTI Trustee and the Delaware Trustee have entered into that certain Amended and Restated Origination Trust Agreement dated as of June 30, 1999 (as modified, supplemented or amended from time to time, the "Origination Trust Agreement") pursuant to which the Settlor continued the D.L. Peterson Trust, formerly a Maryland common law trust, as a Delaware business trust (the "Origination Trust"), for the purpose of acting as agent and nominee owner of various Trust Assets in accordance with the Origination Trust Agreement.

          B. The Origination Trust, the Settlor and VMS, as Servicer, also have entered into that certain Servicing Agreement dated as of June 30, 1999 (as modified, supplemented or amended from time to time, the "Servicing Agreement"), which provides, among other things, for the servicing of the Trust Assets by the Servicer.

          C. The Origination Trust Agreement contemplates that, from time to time, the UTI Trustee, on behalf of the Origination Trust and at the direction of the Initial Beneficiary, will identify and allocate on the Origination Trust's books and records certain Trust Assets from the Undivided Trust Interest to separate SUBI Portfolios (as defined in the Origination Trust Agreement) and create and issue Certificates to the Initial Beneficiary representing separate special units of beneficial interest in the Origination Trust or "SUBIs" (as defined in the Origination Trust Agreement), the beneficiary or beneficiaries of which generally will hold undivided

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

beneficial interests in the related SUBI Portfolios (as defined in the Origination Trust Agreement), all as set forth in the Origination Trust Agreement.

          D. The parties hereto desire to supplement the terms of the Origination Trust Agreement (i) to cause the UTI Trustee to identify and allocate Trust Assets to a SUBI Portfolio (the "1999-1A Sold SUBI Portfolio"), and (ii) to create and issue to the Initial Beneficiary a SUBI Certificate (as defined in the Origination Trust Agreement) (such SUBI Certificate, together with any replacements thereof, the "1999-1A Sold SUBI Certificate"), that will evidence the entire and exclusive beneficial interest in the related SUBI (the "1999-1A Sold SUBI"), and (iii) to set forth the terms and conditions thereof.

          E. Concurrently herewith, the Initial Beneficiary, the UTI Trustee, the Servicer, the Delaware Trustee and the SUBI Trustee are entering into a separate SUBI supplement (the "1999-1B SUBI Supplement") to create and issue to SPV two separate 1999-1B SUBI Certificates (the "1999-1B SUBI Certificates"), which collectively evidence the entire and exclusive beneficial interest in the 1999-1B SUBI consisting of the Fleet Receivables and the Trust Assets associated therewith (the "1999-1B SUBI").

          F. Concurrently herewith, SPV is transferring all of its right, title and interest in and to the 1999-1A Sold SUBI, the 1999-1A Sold SUBI Certificate, the portion of the 1999-1B SUBI represented by the Class X 1999-1B Sold SUBI Certificate (as defined in the 1999-1B Sold SUBI Supplement), and the Class X 1999-1B Sold SUBI Certificate to Issuer pursuant to the Transfer Agreement.

          G. Issuer will issue (i) debt securities pursuant to an Indenture dated as of June 30, 1999 (the "Indenture") between the Issuer and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"), and (ii) preferred membership interests in the Issuer pursuant to the LLC Agreement and will use the proceeds thereof on the date hereof to satisfy certain claims on the Trust Assets allocated to the 1999-1A Sold SUBI and to make a distribution to the Initial Beneficiary and thereafter will use the proceeds thereof to fund the acquisition of subsequent additions to the 1999-1A Sold SUBI Portfolio.

          H. Also concurrently herewith, the Origination Trust, the Settlor and the Servicer are entering into that certain 1999-1 Sold SUBI Supplement to Servicing Agreement (the "1999-1 Sold SUBI Servicing Supplement") pursuant to which, among other things, the terms of the Servicing Agreement will be supplemented insofar as they apply to the 1999-1A Sold SUBI Portfolio and the Trust Assets allocated to the 1999-1B SUBI, providing for specific servicing obligations that will benefit the Issuer, as the holder of the 1999-1A Sold

SUBI Certificate and the Class X 1999-1B Sold SUBI Certificate and SPV, as the holder of the Class Y 1999-1B Sold SUBI Certificate and related matters.


                                    PART X

                    DEFINITIONS; THIRD-PARTY BENEFICIARIES

          Section 10.1 Definitions. For all purposes of this 1999-1A Sold SUBI Supplement, except as otherwise provided or unless the context otherwise requires, (a) all capitalized terms used herein which are not defined herein and which are defined in the Origination Trust Agreement shall have the meanings attributed to them by the Origination Trust Agreement, (b) all capitalized terms used herein which are not defined herein or in the Origination Trust Agreement and which are defined in the Indenture shall have the meanings attributed to them by the Indenture, (c) all references to words such as "herein," "hereof" and the like shall refer to this 1999-1A Sold SUBI Supplement as a whole and not to any particular article or section within this 1999-1A Sold SUBI Supplement, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

          Section 10.2. Rights in Respect of 1999-1A Sold SUBI. The holder and pledgees of the 1999-1A Sold SUBI Certificate (including the SPV, the Issuer and the Indenture Trustee, on behalf of the Investor Noteholders) and their respective successors and permitted assigns are third-party beneficiaries of the Origination Trust Agreement and this 1999-1A Sold SUBI Supplement, insofar as they apply to the 1999-1A Sold SUBI and said holders or pledgees. Therefore, to that extent, references in the Origination Trust Agreement and herein to the ability of any "holder of a SUBI Certificate", "pledgee or assignee of a SUBI Certificate" or the like to take any action shall be deemed to refer to the Issuer acting with the consent or upon the instruction of the Indenture Trustee during such time as any Investor Note shall remain outstanding and, if no Investor Notes remain outstanding, shall be deemed to refer to the Issuer acting in accordance with the LLC Agreement.


                                    PART XI

                       CREATION OF THE 1999-1A SOLD SUBI

          Section 11.1. Initial Creation of 1999-1A Sold SUBI Portfolio and 1999-1A Sold SUBI. (a) Pursuant to Section 4.2(a) of the Origination Trust Agreement, the Initial Beneficiary hereby directs the UTI Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Origination Trust an initial separate portfolio of SUBI Assets (as defined in the Origination Trust Agreement) consisting of those Master Lease

Agreements listed on Schedule I, all Leases entered into under those Master Lease Agreements as of the Initial Cut-off Date, all Leased Vehicles subject to those Leases and all Paid-In Advance Vehicles relating to those Master Lease Agreements and those Consumer Leases listed on Schedule I and all Leased Vehicles subject to these Consumer Leases (each, a "1999-1A Sold SUBI Asset"), and all Trust Assets to the extent related thereto, including, without limitation, the Initial Beneficiary's rights under the Contribution Agreement and the Asset Sale Agreement related thereto (other than Trust Assets described in clause (h) of the definition thereof). Based upon their identification and allocation by the Initial Beneficiary pursuant to such
Schedule I, the UTI Trustee hereby identifies and allocates as 1999-1A Sold SUBI Assets such portfolio of SUBI Assets, each such SUBI Asset to be identified on the books and accounts of the Origination Trust as belonging exclusively to the 1999-1A Sold SUBI Portfolio; provided that any Collections received prior to the Initial Cut-off Date in respect of any such 1999-1A Sold SUBI Asset identified on Schedule I shall not be allocated as a 1999-1A Sold SUBI Asset and shall not belong to the 1999-1A Sold SUBI Portfolio.

          (b) Also pursuant to Section 4.2(a) of the Origination Trust Agreement, the UTI Trustee hereby creates a SUBI which shall be known as the "1999-1A Sold SUBI" and which shall represent an exclusive and specific beneficial interest solely in the 1999-1A Sold SUBI Portfolio.

          (c) As required by Section 4.2(d) of the Origination Trust Agreement, SPV has appointed Wilmington Trust Company as the SUBI Trustee for the 1999-1A Sold SUBI and the 1999-1A Sold SUBI Portfolio.

          Section 11.2. Subsequent Additions to the 1999-1A Sold SUBI Portfolio. (a) Subject to the satisfaction of the conditions therefor set forth in Section 11.2(d), the Initial Beneficiary, from time to time on any date on which it acquires a Paid-In-Advance Vehicle that is, or is to become, subject to a Master Lease Agreement identified on Schedule I hereto (as such Schedule I may be amended from time to time as provided in Section 11.2(b) below), shall assign such Paid-In-Advance Vehicle to the Origination Trust pursuant to an Assignment Agreement in the form of Exhibit B hereto (the "Assignment Agreement") and direct the UTI Trustee to identify on the books of the Origination Trust, and allocate exclusively to the 1999-1A Sold SUBI Portfolio as additional 1999-1A Sold SUBI Assets, such Paid-In-Advance Vehicle, any Lease subsequently entered into by the Origination Trust with respect to such Paid-In Advance Vehicle and all other unallocated Trust Assets to the extent related thereto (other than Trust Assets described in clause (h) of the definition thereof).

          (b) Subject to the satisfaction of the conditions therefor set forth in Section 11.2(d), the Initial Beneficiary may from time to time, on or after any date on which the Origination Trust enters into a Master Lease Agreement direct the UTI Trustee to identify on the books and records of the

Origination Trust, and allocate exclusively to the 1999-1A Sold SUBI Portfolio as additional 1999-1A Sold SUBI Assets, such Master Lease Agreement and all other unallocated Trust Assets to the extent related thereto (other than Trust Assets described in clause (h) of the definition thereof). In connection with any allocation of a Master Lease Agreement and the related Trust Assets to the 1999-1A Sold SUBI Portfolio, the UTI Trustee shall amend
Schedule I hereto to add such Master Lease Agreement and the related Trust
Assets.

          (c) Subject to the satisfaction of the conditions therefor set forth in Section 11.2(d), the Initial Beneficiary may from time to time, on or after any date on which the Origination Trust enters into a Consumer Lease, assign all of its right, title and interest in and to such Consumer Lease and the Leased Vehicle then subject thereto to the Origination Trust pursuant to an Assignment Agreement and direct the UTI Trustee to identify on the books and records of the Origination Trust, and allocate exclusively to the 1999-1A Sold SUBI Portfolio as additional 1999-1A Sold SUBI Assets, such Consumer Lease and such Leased Vehicle, and all other unallocated Trust Assets to the extent related thereto (other than Trust Assets described in clause (h) of the definition thereof). In connection with any allocation of a Consumer Lease and the related Trust Assets to the 1999-1A Sold SUBI Portfolio, the UTI Trustee shall amend Schedule I hereto to add such Consumer Lease and the related Trust Assets.

          (d) Each identification and allocation to the 1999-1A Sold SUBI Portfolio of a Paid-In Advance Vehicle pursuant to Section 11.2(a), a Master Lease Agreement and the related Trust Assets pursuant to Section 11.2(b) or a Consumer Lease and the related Trust Assets pursuant to Section 11.2(c) shall be subject to the prior satisfaction of the following conditions:

          (i) In the case of an identification and allocation of a Paid-In-Advance Vehicle pursuant to Section 11.2(a), the Master Lease Agreement under which such Paid-In-Advance is being acquired shall not be an Ineligible Delinquent Lease and the Initial Beneficiary shall have delivered to the UTI Trustee and the SUBI Trustee, with a copy to the Indenture Trustee, the Assignment Agreement with respect to such Paid-In-Advance Vehicle;

          (ii) In the case of an identification and allocation of a Master Lease Agreement and the related Trust Assets pursuant to Section 11.2(b), the Servicer shall have delivered to SPV, the Issuer and the Indenture Trustee a certification as of the date of such allocation of an Authorized Officer with respect to such Master Lease Agreement substantially to the effect set forth in Exhibit C;

          (iii) In the case of an identification and allocation of a Consumer Lease and the related Trust Assets pursuant to Section 11.2(c),

     (A) the Initial Beneficiary shall have delivered to the UTI Trustee and the SUBI Trustee, with a copy to the Indenture Trustee, the Assignment Agreement with respect to the Leased Vehicle relating to such Consumer Lease and (B) the Servicer shall have delivered to the SPV, the Issuer and the Indenture Trustee a certification as of the date of such allocation of an Authorized Officer with respect to such Consumer Lease substantially to the effect set forth in Exhibit C; and

          (iv) No Transfer Termination Event shall have occurred and be continuing.

          Section 11.3. Issuance and Form of the 1999-1A Sold SUBI Certificate. (a) The 1999-1A Sold SUBI shall be represented by the 1999-1A Sold SUBI Certificate which shall represent an exclusive 100% beneficial interest in the 1999-1A Sold SUBI and the 1999-1A Sold SUBI Portfolio, as further set forth herein. The 1999-1A Sold SUBI Certificate shall be substantially in the form of Exhibit A attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this 1999-1A Sold SUBI Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Origination Trust Agreement, be directed by the Initial Beneficiary. Any portion of the 1999-1A Sold SUBI Certificate may be set forth on the reverse thereof. The 1999-1A Sold SUBI Certificate shall be printed, lithographed, typewritten, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by the Initial Beneficiary. The 1999-1A Sold SUBI Certificate shall be initially registered in the name of the Issuer.

          (b) As required by Section 4.2(b) of the Origination Trust Agreement, the 1999-1A Sold SUBI Certificate shall contain an express written release and subordination of any claim by any holder thereof to any proceeds or assets of the Origination Trust other than those from time to time included within the 1999-1A Sold SUBI Portfolio.

          Section 11.4. Filings; Termination of 1999-1A Sold SUBI; Related Matters. (a) The Settlor, the UTI Trustee and the SUBI Trustee will undertake all other and future actions and activities as may be required by the Servicer to perfect (or evidence) and confirm the foregoing allocations of SUBI Assets to the 1999-1A Sold SUBI Portfolio, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any of the Transaction Documents and as are presented to them in final execution form; provided, however, that in no event will the Settlor, the Servicer or any Origination Trustee be required to take any action to change the Person listed as owner or lienholder on the Certificate of Title for any Leased Vehicle allocated to the 1999-1A Sold

SUBI Portfolio. The Settlor hereby irrevocably makes and appoints each of the SUBI Trustee and the Servicer, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Settlor (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the Settlor any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

          (b) If all of the Sold Units have been liquidated into cash and all of such cash shall have been distributed in accordance with the 1999-1A Sold SUBI Servicing Supplement, then at the direction of the Initial Beneficiary the 1999-1A Sold SUBI shall be terminated and the 1999-1A Sold SUBI Certificate shall be returned to the SUBI Trustee and canceled thereby and all 1999-1A Sold SUBI Assets shall be allocated to the UTI.

          Section 11.5. Acceptance by SUBI Trustee. The SUBI Trustee shall have the rights, powers and duties set forth herein and in the Origination Trust Agreement with respect to the 1999-1A Sold SUBI. Pursuant to Section 3.1(c) of the Origination Trust Agreement, the SUBI Trustee hereby accepts its appointment as SUBI Trustee with respect to the 1999-1A Sold SUBI hereunder and agrees to act as a trustee of the Origination Trust for the benefit of the holder or holders of each 1999-1A Sold SUBI Certificate in accordance with the terms of this 1999-1A Sold SUBI Supplement and the Origination Trust Agreement

          Section 11.6. Representations and Warranties of the SUBI Trustee. The SUBI Trustee hereby makes the following representations and warranties on which the Settlor and Initial Beneficiary, each of their permitted assignees and pledgees, and each pledgee or holder of the 1999-1A Sold SUBI Certificate may rely:

          (a) Organization and Good Standing. The SUBI Trustee is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) Power and Authority. The SUBI Trustee has full power, authority and right to execute, deliver and perform this 1999-1A Sold SUBI Supplement and has taken all necessary action to authorize the execution, delivery and performance by it of this 1999-1A Sold SUBI Supplement.

          (c) Due Execution. This 1999-1A Sold SUBI Supplement has been duly executed and delivered by the SUBI Trustee, and this 1999-1A Sold SUBI Supplement and the Origination Trust Agreement are legal, valid and binding instruments enforceable against the SUBI Trustee in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws relating to the enforcement of creditors' rights generally and to general principles of equity.

          (d) No Conflict. Neither the execution and delivery of this 1999-1A Sold SUBI Supplement nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule, regulation, judgment, decree or order of any Governmental Authority in the State of Delaware binding on the SUBI Trustee or the charter or bylaws of the SUBI Trustee or any provision of any mortgage, indenture, contract, agreement or other instrument to which the SUBI Trustee is a party or by which it is bound. No consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice or the taking of any other action with respect to, any Governmental Authority of the State of Delaware is required on the part of the SUBI Trustee in connection with the execution, delivery and performance by the SUBI Trustee of the Origination Trust Agreement, the Servicing Agreement, the 1999-1A Sold SUBI Servicing Supplement and this 1999-1A Sold SUBI Supplement.

          (e) Location of Records. The office where the SUBI Trustee keeps its records concerning the transactions contemplated hereby is located at 1100 North Market Street, Wilmington, Delaware 19890-0001.

          Section 11.7. Merger and Consolidation of Origination Trustees. Each Origination Trustee shall give notice to the Initial Beneficiary, the Servicer, SPV, the Issuer, and the Indenture Trustee within 30 days after effecting any merger, consolidation, or other transaction set forth in
Section 6.5 of the Origination Trust Agreement.


                                   PART XII

                      ORIGINATION TRUST FEES AND EXPENSES

          Section 12.1.  Origination Trust Fees and Expenses.
Notwithstanding Sections 5.5, 6.8 or 7.1 or any other provision of the Origination Trust Agreement, the rights of the Origination Trustees to receive fees or be indemnified or reimbursed for expenses incurred in connection with or allocated to the 1999-1A Sold SUBI out of the 1999-1A Sold SUBI Assets shall be paid by the Servicer pursuant to Section 7.5 of the 1999-1 Sold SUBI Servicing Supplement.

                                   PART XIII

                      ASSIGNMENT OF THE 1999-1A SOLD SUBI

          Section 13.1. Assignment. The parties to this 1999-1A Sold SUBI Supplement hereby acknowledge and consent to (i) the transfer, pledge, assignment by SPV to the Issuer pursuant to the Transfer Agreement of all of the SPV's right, title and interest in and to the 1999-1A Sold SUBI and the 1999-1A Sold SUBI Certificate and (ii) the pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee for the benefit of the Investor Noteholders pursuant to the Indenture of all of the Issuer's right, title and interest in the 1999-1A Sold SUBI and the 1999-1A Sold SUBI Certificate.


                                   PART XIV

                           MISCELLANEOUS PROVISIONS

          Section 14.1. Amendment, Etc. (a) Notwithstanding Section 9.1 of the Origination Trust Agreement, the Origination Trust Agreement, as supplemented by this 1999-1A Sold SUBI Supplement, to the extent that it deals solely with the 1999-1A Sold SUBI and the 1999-1A Sold SUBI Portfolio, may be amended only in accordance with this Section 14.1.

          (b) The Origination Trust Agreement or this 1999-1A Sold SUBI Supplement may be amended by SPV with the consent of the Origination Trustees, but without the consent of any other Person, to correct any inconsistency or cure any ambiguity or errors in the Origination Trust Agreement or this 1999-1A Sold SUBI Supplement only in a manner which would have no adverse effect on any holder of the 1999-1A Sold SUBI Certificate or any pledgee or assignee thereof.

          (c) The Origination Trust Agreement or this 1999-1A Sold SUBI Supplement may be amended in any respect from time to time by SPV, with the consent of the Origination Trustees (to the extent adversely affected thereby) and the holder of the 1999-1A Sold SUBI Certificate and each pledgee or assignee thereof.

          (d) Prior to the execution of any such amendment or consent, the Servicer shall furnish at least five (5) Business Days prior written notification of the substance of such amendment or consent (together with a copy of the related Opinion of Counsel) to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests; provided that the Servicer shall have no obligation to furnish any such Rating Agency with prior written notice of the substance of any amendment or consent to the Origination Trust Agreement. No later than ten
(10) Business Days after the execution of any such amendment or consent, the Servicer shall furnish a copy of such amendment or consent to each Rating

Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests, the Issuer and the Indenture Trustee.

          (e) Prior to the execution of any amendment to the Origination Trust Agreement or this 1999-1A Sold SUBI Supplement, the Issuer and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Origination Trust Agreement or this 1999-1A Sold SUBI Supplement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

          Section 14.2. Governing Law. THIS 1999-1A SOLD SUBI SUPPLEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

          Section 14.3. Notices. The notice provisions of Section 9.3 of the Origination Trust Agreement shall apply equally to this 1999-1A Sold SUBI Supplement. All demands, notices and communications under this 1999-1A Sold SUBI Supplement or the Origination Trust Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or telecopier, and;

          (i)  if to the SUBI Trustee, addressed to:

          Wilmington Trust Company
          1100 North Market Street
          Wilmington, Delaware 19890-0001
          Attention:      Corporate Trust Administration
                          (at Telecopier No. 302-651-8882)

     or at such other address as shall be designated by such Person to the other parties hereto;

          (ii) if to the Initial Beneficiary, addressed to:

          RAVEN FUNDING LLC
          900 Old Country Road
          Garden City, New York 11530
          Attention: General Counsel
          Telecopier: 516-222-3751

     or at such other address as shall be designed by the holder of the 1999-1A Sold SUBI Certificate to the other parties hereto; and

          (iii) if to the Indenture Trustee, addressed to:

          The Chase Manhattan Bank
          450 West 33rd Street, 14th Floor
          New York, New York  10001-2597
          Attention: Capital Markets Fiduciary Services

          (iv)  if to the Issuer, addressed to:

          Greyhound Funding LLC
          900 Old Country Road
          Garden City, New York 11530
          Attention: General Counsel
          Telecopier: 516-222-3751

     or at such other address as shall be designated by such Person to the parties hereto.

          Section 14.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this 1999-1A Sold SUBI Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1999-1A Sold SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this 1999-1A Sold SUBI Supplement or of the 1999-1A Sold SUBI Certificate or the rights of the holder thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1999-1A Sold SUBI Supplement invalid or unenforceable in any respect.

          Section 14.5. Effect of 1999-1A Sold SUBI Supplement on Origination Trust Agreement and Transaction Documents. (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Origination Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the obligations of the parties under the Origination Trust Agreement, as the context may require. In the event of any conflict between the provisions of this 1999-1A Sold SUBI Supplement and the Origination Trust Agreement with respect to the 1999-1A Sold SUBI, the provisions of this 1999-1A Sold SUBI Supplement shall prevail.

          (b) For purposes of determining the parties' obligations under this 1999-1A Sold SUBI Supplement with respect to the 1999-1A Sold SUBI, general references in the Origination Trust Agreement to: (i) the SUBI Portfolio shall be deemed to refer more specifically to the 1999-1A Sold SUBI Portfolio; (ii) the SUBI Supplement shall be deemed to refer more specifically to this 1999-1A Sold SUBI Supplement; and (iii) the SUBI Servicing Agreement Supplement shall be deemed to refer more specifically to the 1999-1 Sold SUBI Servicing Supplement.

          (c) Anything contained in the Origination Trust Agreement to the contrary notwithstanding (including, without limitation, Section 5.5 thereof), no Origination Trustee that is an Affiliate of VMS shall be entitled to any indemnification out of any 1999-1A Sold SUBI Assets for any matter for which VMS or any Affiliate of VMS shall have indemnified SPV or shall otherwise be responsible under the Transaction Documents.

          Section 14.6. Series Liability. Each party hereto represents, warrants and covenants (and each holder or pledgee of the 1999-1A Sold SUBI, by virtue of its acceptance of such 1999-1A Sold SUBI or pledge thereof represents, warrants and covenants) that (a) the 1999-1A Sold SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Sec. 3801, et seq.,
(b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the 1999-1A Sold SUBI or the 1999-1A Sold SUBI Portfolio shall be enforceable against the 1999-1A Sold SUBI Portfolio only, and not against any other SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI, any other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law or specified in the Origination Trust Agreement or in this 1999-1A Sold SUBI Supplement, UTI Assets or SUBI Assets with respect to any SUBI (other than the 1999-1A Sold SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the 1999-1A Sold SUBI in respect of such claim, (d)(i) no creditor or holder of a claim relating to assets allocated to the 1999-1A Sold SUBI or the 1999-1A Sold SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the 1999-1A Sold SUBI or any SUBI Assets other than the 1999-1A Sold SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the 1999-1A Sold SUBI, and (e) any purchaser, assignee or pledgee of an interest in the 1999-1A Sold SUBI, the 1999-1A Sold SUBI Certificate, any other SUBI, any other SUBI Certificate, the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

          Section 14.7. No Petition: Release of Claims. With respect to each Special Purpose Entity, each party hereto (and each holder and pledgee of the 1999-1A Sold SUBI, by virtue of its acceptance of such SUBI or pledge thereof) agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization (i) no party hereto shall authorize such Special Purpose Entity to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Special Purpose Entity or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Special Purpose Entity or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Special Purpose Entity or to make a general assignment for the benefit of any party hereto or any other creditor of such Special Purpose Entity, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Special Purpose Entity under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, any Special Purpose Entity an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any State of the United States.

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

          IN WITNESS WHEREOF, the Settlor and the Trustees have caused this 1999-1A Sold SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

                                      RAVEN FUNDING LLC,
                                        as Settlor and Initial Beneficiary


                                      By:   /s/ Kevin Sheehman
                                            --------------------------------
                                            Name:   Kevin Sheehman
                                            Title:  Manager


                                      PHH VEHICLE MANAGEMENT SERVICES LLC,
                                        as UTI Trustee and Servicer


                                      By:   /s/ Gerard Kennell
                                            --------------------------------
                                            Name:   Gerard Kennell
                                            Title:  Senior Vice President


                                      WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Delaware Trustee and SUBI Trustee


                                      By:   /s/ James P. Lawler
                                            --------------------------------
                                            Name:   James P. Lawler
                                            Title:  Vice President

                                                                     EXHIBIT A

                                                                            TO

                                                  1999-1A SOLD SUBI SUPPLEMENT



                     FORM OF 1999-1A SOLD SUBI CERTIFICATE


                              D.L. PETERSON TRUST

         1999-1A SOLD SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE


     (This Certificate does not represent an obligation of, or an interest in, PHH Vehicle Management Services LLC or any of its affiliates (other than the Origination Trust (as defined below))).

Number-1

          THIS CERTIFIES THAT GREYHOUND FUNDING LLC is the registered owner of a 100% nonassessable, fully-paid, exclusive undivided beneficial interest in the 1999-1A Sold SUBI Portfolio (such interest, a "1999-1A Sold SUBI Interest"), of D.L. Peterson Trust, a Delaware business trust (the "Origination Trust"), formed by RAVEN FUNDING LLC, as settlor ("SPV" or, in its capacity as settlor thereunder, and, together with any successor or assign, the "Settlor"), PHH Vehicle Management Services LLC, as UTI Trustee (the "UTI Trustee") and Servicer, and Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee"). The Origination Trust was created pursuant to the Amended and Restated Origination Trust Agreement dated as of June 30, 1999 (as modified, supplemented, or amended from time to time, the "Origination Trust Agreement"), among SPV as the Settlor and as the sole initial beneficiary (in such capacity, and, together with any successor or permitted assign, the "Initial Beneficiary"), the UTI Trustee and the Delaware Trustee, as supplemented for purposes hereof by that certain 1999-1A Sold SUBI Supplement to the Origination Trust Agreement dated as of June 30, 1999 (the "1999-1A Sold SUBI Supplement") among the Settlor, the Initial Beneficiary, the UTI Trustee, the Delaware Trustee and Wilmington Trust Company, as the SUBI Trustee. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

          This Certificate is the duly authorized certificate issued under the Agreement and the 1999-1A Sold SUBI Supplement dated even date herewith, and designated as "D.L. Peterson Trust Sold Special Unit of Beneficial Interest 1999-1A Certificate" (the "1999-1A Sold SUBI Certificate"). This

1999-1A Sold SUBI Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this 1999-1A Sold SUBI Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Also to be issued under the Agreement are various other series of Certificates, the first designated as "D.L. Peterson Trust Undivided Trust Interest Certificates" (the "Undivided Trust Interest Certificates"), and the others each designated as "D.L. Peterson Trust Special Unit of Beneficial Interest Certificates" (the "SUBI Certificates" and, together with the Undivided Trust Interest Certificates, the "Certificates"). The Undivided Trust Interest Certificates, taken together, evidence an exclusive, undivided interest in the assets of the Origination Trust, other than SUBI Assets (each as defined in the Agreement); each other series of SUBI Certificates, taken together, will evidence an exclusive undivided interest in a separate SUBI Portfolio other than the 1999-1A Sold SUBI Portfolio. This Certificate constitutes a "Security" as such term is defined in the New York Uniform Commercial Code and the Delaware Uniform Commercial Code.

          The Certificates do not represent an obligation of, or an interest in, the Settlor, any Trustee or any of their respective affiliates (other than the Origination Trust). A copy of the Agreement may be examined during normal business hours at the principal office of the Settlor or any Trustee, and at such other places, if any, designated by the Settlor or any Trustee, by the holder hereof upon request.

          By accepting this Certificate, the holder hereof releases (or fully subordinates, but only to the extent such release is not given effect) any claim in respect of this Certificate to any proceeds or assets of the Origination Trust and to all of the assets of the Origination Trust other than those from time to time included within the 1999-1A Sold SUBI Portfolio (the "1999-1A Sold SUBI Assets") and those proceeds or assets derived from or earned by the 1999-1A Sold SUBI Assets.

          Prior to due presentation of this Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

          The holder of this Certificate covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the Origination Trust, the Initial Beneficiary, any Special Purpose Entity, or any general partner of any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

          No bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted by the Origination Trust without the unanimous consent of all Trustees and Certificateholders hereunder. A SUBI Trustee shall not so consent unless directed to do so by the holder of the applicable SUBI and any assignee or pledgee thereof, and the Delaware Trustee shall not so consent unless directed to do so by all of the Certificateholders.

          Unless this Certificate shall have been authenticated by an authorized officer of the Delaware Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Delaware Trustee on behalf of the Origination Trust and not in its individual capacity has caused this 1999-1A Sold SUBI Certificate to be duly executed.

Dated:  June 30, 1999

                                      D.L. PETERSON TRUST


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely as
                                           Delaware Trustee


                                           By
                                             -----------------------------
                                                  Authorized Officer

                    TRUSTEE"S CERTIFICATE OF AUTHENTICATION


          This is the 1999-1A Sold SUBI Certificate referred to in the within-mentioned 1999-1A Sold SUBI Supplement.




Dated:  June 30, 1999


                                      WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as
                                      Delaware Trustee


                                      By
                                        -----------------------------------
                                               Authorized Officer

                                                                    SCHEDULE I



          Description of 1999-1A Sold SUBI Assets - Vehicles, Leases and Related Master Lease Agreements.

          See the computer tape delivered to the UTI Trustee and the Indenture Trustee.







































                                       2